UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2016

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 31, 2016, Windstream Services, LLC (“Windstream”), a direct, wholly-owned subsidiary of Windstream Holdings, Inc. (Nasdaq: WIN), issued an irrevocable notice of redemption for the entire $369,469,000 aggregate principal amount outstanding of the 7.875% Senior Notes due 2017 (CUSIP 97381WAJ3) (the “Notes”) issued by Windstream and Windstream Finance Corp.
The Notes will be redeemed on September 30, 2016 (the “Redemption Date”) pursuant to the redemption provisions of the indenture governing the Notes at a redemption price equal to the sum of: (i) 100.000% of the principal amount of the Notes, plus (ii) a make-whole premium (calculated in accordance with the indenture), plus (iii) accrued and unpaid interest on the Notes to the Redemption Date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi Moody	By:	/s/ Kristi Moody
Name:	Kristi Moody	Name:	Kristi Moody
Title:	Senior Vice President - Corporate Secretary	Title:	Senior Vice President - Corporate Secretary

September 7, 2016